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                                                                   EXHIBIT 10.33

                          STOCKHOLDER VOTING AGREEMENT

        THIS STOCKHOLDER VOTING AGREEMENT (the "AGREEMENT") is made and entered into as of January 22, 1999, by and among Genesis Microchip Incorporated, a Nova Scotia corporation ("PARENT"), Paradise Electronics, Inc., a Delaware corporation (the "COMPANY") and the undersigned stockholder (the "STOCKHOLDER") of the Company. Capitalized terms used herein but not otherwise defined herein shall have the meanings ascribed to them in the Reorganization Agreement (as defined below).

                                    RECITALS

        A. Concurrently with the execution of this Agreement, Parent, Genesis Acquisition Corporation, a Delaware corporation and wholly-owned subsidiary of Parent ("MERGER SUB"), and the Company have entered into that certain Agreement and Plan of Reorganization (the "REORGANIZATION AGREEMENT") of even date herewith, which provides for the merger (the "MERGER") of Merger Sub with and into the Company. Pursuant to the Merger, all outstanding capital stock of the Company will be converted into the right to receive Common Stock of Parent, as set forth in the Reorganization Agreement.

        B. The Stockholder is the beneficial owner (as defined in Rule 13d-3 under the Securities Exchange Act of 1934, as amended (the "EXCHANGE ACT"), of such number of shares of the outstanding capital stock of the Company and shares subject to outstanding options and warrants as is indicated on the signature page of this Agreement (the "SHARES").

        C. In consideration of the execution of the Reorganization Agreement by Parent, the Stockholder agrees to restrict the transfer or disposition of any of the Shares, or any other shares of capital stock of the Company acquired by the Stockholder hereafter and prior to the Expiration Date (as defined in Section 1 below), and agrees to vote the Shares and any other such shares of capital stock of the Company so as to facilitate consummation of the Merger and agrees to grant Parent an irrevocable proxy to vote the Shares and any other such shares of capital stock of the Company upon the terms and subject to the conditions set forth herein.

        NOW, THEREFORE, the parties agree as follows:

        1. NEW SHARES. The Stockholder agrees that any shares of capital stock of the Company that the Stockholder purchases or with respect to which the Stockholder otherwise acquires beneficial ownership after the date of this Agreement and prior to the Expiration Date ("NEW SHARES") shall be subject to the terms and conditions of this Agreement to the same extent as if they constituted Shares. For all purposes hereof, "EXPIRATION DATE" shall mean the earlier to occur of (i) such date and time as the Merger shall become effective or (ii) the termination of the Reorganization Agreement in accordance with its terms.

        2. AGREEMENT TO VOTE SHARES. At every meeting of the stockholders of the Company called with respect to any of the following, and at every adjournment thereof, and on every action or




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approval by written consent of the stockholders of the Company with respect to any of the following, the Stockholder shall vote the Shares and any New Shares that are then outstanding and in respect of which the Stockholder has voting power: (a) in favor of approval of the Reorganization Agreement and the Merger and in favor of any matter that could reasonably be expected to facilitate the Merger and (b) in favor of the conversion of the Preferred Stock of the Company (to the extent that the Stockholder is entitled to vote on such matters) into Common Stock of the Company immediately prior to the Effective Time.

        3. NON-SOLICITATION AGREEMENT. Except as is explicitly permitted under the Reorganization Agreement, the Stockholder agrees, prior to the Expiration Date, not to, directly or indirectly, take any of the following actions with any party other than Parent and its designees: (a) solicit, initiate, entertain, or encourage any proposals or offers from, or conduct discussions with or engage in negotiations with, any person relating to any possible acquisition of the Company (whether by way of merger, purchase of capital stock, purchase of assets or otherwise), any material portion of its capital stock or assets or any equity interest in the Company, (b) provide information with respect to the Company to any person, other than Parent and its affiliates, relating to, or otherwise cooperate with, facilitate or encourage any effort or attempt by any such person with regard to, any possible acquisition of the Company (whether by way of merger, purchase of capital stock, purchase of assets or otherwise), any material portion of its capital stock or assets or any equity interest in the Company, (c) enter into an agreement with any person, other than Parent and its affiliates, providing for the acquisition of the Company (whether by way of merger, purchase of capital stock, purchase of assets or otherwise), any material portion of its capital stock or assets or any equity interest in the Company, or (d) make or authorize any statement, recommendation or solicitation in support of any possible acquisition of the Company (whether by way of merger, purchase of capital stock, purchase of assets or otherwise), any material portion of its capital stock or assets or any equity interest in the Company by any person, other than by Parent and its affiliates. In addition to the foregoing, if the Stockholder receives prior to the Expiration Date any offer or proposal or request, directly or indirectly, relating to any of the above, unless the Company has already given such notice, the Stockholder shall immediately notify Parent thereof, including information as to the identity of the offeror or the party making any such offer or proposal and the specific terms of such offer or proposal, as the case may be.

        4. IRREVOCABLE PROXY. Concurrently with the execution of this Agreement, the Stockholder agrees to deliver to Parent a proxy in the form attached as Exhibit A (the "PROXY"), which shall be irrevocable to the extent provided in Section 212 of the Delaware General Corporation Law, covering the total number of Shares and New Shares of capital stock of the Company beneficially owned (as such term is defined in Rule 13d-3 under the Exchange
Act) by the Stockholder set forth therein. Notwithstanding the proxy, the Stockholder may vote the Shares at any meeting or execute any consent consistent with the Stockholder's obligations hereunder, unless otherwise notified by Parent.

        5. TRANSFEREE OF SHARES AND NEW SHARES TO BE BOUND BY THIS AGREEMENT. The Stockholder agrees that, during the period from the date of this Agreement through the Expiration





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Date, Stockholder shall not cause or permit any transfer, assignment, conveyance or their disposition of any Shares or New Shares or be effected unless each person to which any Shares or New Shares, or any interest in any of such shares, is or may be transferred shall have: (a) executed a counterpart of this Agreement and a proxy in the form attached as Exhibit A; and (b) agreed to hold such Shares and New Shares (or interest in such shares) subject to all of the terms and provisions of this Agreement; provided, however, that the exercise of options or warrants or the conversion of convertible securities shall not be considered prohibited dispositions hereunder so long as the securities so acquired continue to be Shares or New Shares subject to the terms of this Agreement and to the Proxy.

        6. REPRESENTATIONS, WARRANTIES AND COVENANTS OF STOCKHOLDER. The Stockholder represents, warrants and covenants to Parent as follows: the
Stockholder: (i) is the beneficial owner of the Shares, which at the date of this Agreement and at all times up until the Expiration Date will be free and clear of any liens, claims, options, charges or other encumbrances, (ii) does not beneficially own any shares of capital stock of the Company other than the Shares, and (iii) has full power and authority to make, enter into and carry out the terms of this Agreement and the Proxy.

        7. ADDITIONAL DOCUMENTS. The Stockholder and the Company hereby covenant and agree to execute and deliver any additional documents reasonably necessary or desirable to carry out the purpose and intent of this Agreement.

        8. CONSENT AND WAIVER. The Stockholder hereby gives any consents or waivers that are reasonably required for the consummation of the Merger under the terms of any agreement to which the Stockholder is a party or pursuant to any rights the Stockholder may have.

        9. TERMINATION. This Agreement and the Proxy delivered in connection herewith shall terminate and shall have no further force or effect as of the Expiration Date.

        10. LEGENDING OF SHARES. If so requested by Parent, Stockholder agrees that the Shares and any New Shares shall bear a legend stating that they are subject to this Agreement and to an irrevocable proxy. Stockholder agrees that he shall not transfer, sell, exchange, pledge or otherwise dispose of or encumber the Shares or any New Shares, without first having the aforementioned legend affixed to the certificates representing the Shares or any New Shares.

        11.     MISCELLANEOUS.

                a. SEVERABILITY. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, void or unenforceable, then the remainder of the terms, provisions, covenants and restrictions of this Agreement shall remain in full force and effect and shall in no way be affected, impaired or invalidated.

                b. BINDING EFFECT AND ASSIGNMENT. This Agreement and all of the provisions hereof shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns, but, except as otherwise specifically provided herein, neither this




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Agreement nor any of the rights, interests or obligations of the parties hereto may be assigned by any of the parties without the prior written consent of the other parties.

                c. AMENDMENTS AND MODIFICATION. This Agreement may not be modified, amended, altered or supplemented except by the execution and delivery of a written agreement executed by the parties hereto.

                d. SPECIFIC PERFORMANCE; INJUNCTIVE RELIEF. The parties acknowledge that Parent will be irreparably harmed and that there will be no adequate remedy at law for a violation of any of the covenants or agreements of the Stockholder set forth herein. Therefore, it is agreed that, in addition to any other remedies that may be available to Parent upon any such violation, Parent shall have the right to enforce such covenants and agreements by specific performance, injunctive relief or by any other means available to Parent at law or in equity.

                e. NOTICES. All notices and other communications hereunder shall be in writing and shall be deemed given if delivered personally or by commercial delivery service, or mailed by registered or certified mail (return receipt requested) or sent via facsimile (with acknowledgment of complete transmission) to the parties at the following addresses (or at such other address for a party as shall be specified by like notice):


               If to Parent:        Genesis Microchip Incorporated
                                    200 Town Center Blvd.
                                    Markham, Ontario L3R 8G5
                                    Canada
                                    Attention:  Chief Operating Officer
                                    Telephone No.:   (905) 470-2742
                                    Facsimile No.:   (905) 470-2447


               With a copy to:      Wilson Sonsini Goodrich & Rosati
                                    650 Page Mill Road
                                    Palo Alto, California 94304
                                    Attn:   Francis S. Currie, Esq.
                                    Telephone No.:   (650) 493-9300
                                    Facsimile No.:   (650) 493-6811

               If to Stockholder:   To the address for notice set forth on the
                                    last page hereof.

               If to The Company:   Paradise Electronics, Inc.





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                                    1999 Concourse Drive
                                    San Jose, CA 95131
                                    United States
                                    Attention:  Chief Executive Officer
                                    Telephone No.:   (408) 325-8790
                                    Facsimile No.:   (408) 325-8799


               With a copy to:      Cooley Godward LLP
                                    Five Palo Alto Square, 4th Floor
                                    Palo Alto, CA 94306-2155
                                    United States
                                    Attention: Andrei M. Manoliu, Esq.
                                    Telephone No.:   (650) 843-5000
                                    Facsimile No.:   (650) 857-0663

                f. GOVERNING LAW. This Agreement shall be governed by, construed and enforced in accordance with the internal laws of the State of Delaware, without giving effect to any choice or conflict of law provision or rule (whether of the State of Delaware or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of Delaware.

                g. ENTIRE AGREEMENT. This Agreement and the Proxy contain the entire understanding of the parties in respect of the subject matter hereof, and supersede all prior negotiations and understandings between the parties with respect to such subject matter.

                h. COUNTERPARTS. This Agreement may be executed in several counterparts, each of which shall be an original, but all of which together shall constitute one and the same agreement.

                i. EFFECT OF HEADINGS. The section headings herein are for convenience only and shall not affect the construction or interpretation of this Agreement.

                                      * * *



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        IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed on the day and year first above written.

GENESIS MICROCHIP INCORPORATED          STOCKHOLDER

                                        Name:
                                             -----------------------------------

By:                                     By:
   ---------------------------------       -------------------------------------
   Name:                                   Name:
   Title:                                  Title:

                                        Stockholder's Address for Notice:

                                        ----------------------------------------


PARADISE ELECTRONICS, INC.              ----------------------------------------

By:
   ---------------------------------    ----------------------------------------
   Name:
   Title:                               Shares beneficially owned:

                                        ________ shares of Company Common Stock

                                        ________ shares of Company Series A
                                        Preferred Stock

                                        ________ shares of Company Series B
                                        Preferred Stock

                                        ________ shares of Company Series C
                                        Preferred Stock

                                        ________ shares of Company Common Stock
                                        issuable upon exercise of outstanding
                                        options and warrants



            [SIGNATURE PAGE TO COMPANY STOCKHOLDER VOTING AGREEMENT]


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                                IRREVOCABLE PROXY
                                     TO VOTE
                        PARADISE ELECTRONICS, INC. STOCK

        The undersigned stockholder of Paradise Electronics, Inc., a Delaware corporation (the "COMPANY"), hereby irrevocably (to the fullest extent permitted by Section 212 of the Delaware General Corporation Law) appoints the directors on the Board of Directors of Genesis Microchip Incorporated, a Nova Scotia corporation ("PARENT"), and each of them, as the sole and exclusive attorneys and proxies of the undersigned, with full power of substitution and resubstitution, to vote and exercise all voting and related rights (to the fullest extent that the undersigned is entitled to do so) with respect to all of the shares of capital stock of the Company that now are or hereafter may be beneficially owned by the undersigned, and any and all other shares or securities of the Company issued in respect thereof on or after the date hereof which shares are or become outstanding and in respect of which the undersigned stockholder has voting power (collectively, the "SHARES") in accordance with the terms of this Proxy. The Shares beneficially owned by the undersigned stockholder of the Company as of the date of this Proxy are listed on the final page of this Proxy, along with the number of the share certificates which represent such Shares. Upon the undersigned's execution of this Proxy, any and all prior proxies given by the undersigned with respect to any Shares are hereby revoked and the undersigned agrees not to grant any subsequent proxies with respect to the Shares until after the Expiration Date (as defined below).

        This Proxy is irrevocable (to the fullest extent provided in Section 212 of the Delaware General Corporation Law), is granted pursuant to that certain Stockholder Voting Agreement dated as of January ___, 1999, by and among Parent, the Company and the undersigned stockholder (the "STOCKHOLDER AGREEMENT"), and is granted in consideration of Parent entering into that certain Agreement and Plan of Reorganization dated as of January ___, 1999 (the "REORGANIZATION AGREEMENT"), by and among Parent, Genesis Acquisition Corporation, a Delaware corporation and wholly-owned subsidiary of Parent ("MERGER SUB"), and the Company. The Reorganization Agreement provides for the merger of Merger Sub into the Company in accordance with its terms (the "MERGER") and the Stockholder is receiving a portion of the proceeds of the Merger. As used herein, the term "EXPIRATION DATE" shall mean the earlier to occur of (i) such date and time as the Merger shall become effective in accordance with the terms and provisions of the Reorganization Agreement or (ii) the termination of the Reorganization Agreement in accordance with its terms.

        The attorneys and proxies named above, and each of them, are hereby authorized and empowered by the undersigned, at any time prior to the Expiration Date, to act as the undersigned's attorney and proxy to vote the Shares, and to exercise all voting, consent and similar rights of the undersigned with respect to the Shares (including, without limitation, the power to execute and deliver written consents pursuant to Section 228 of the Delaware General Corporation
Law) at every annual, special or adjourned meeting of the stockholders of the Company and in every written consent in lieu of such meeting: (a) in favor of approval of the Merger and the Reorganization Agreement and in favor of any matter that could reasonably be expected to facilitate the Merger and (b) in favor of the conversion of each of the Series A, Series B and Series C Preferred Stock of the Company (in each case to the extent that the undersigned stockholder is entitled to vote on such





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matter) into Common Stock of the Company prior to the Effective Time. The attorneys and proxies named above may not exercise this Irrevocable Proxy on any other matter except as provided in clauses (a) and (b) above. The undersigned stockholder may vote the Shares on all other matters.

        Any obligation of the undersigned hereunder shall be binding upon the successors and assigns of the undersigned.

        This Proxy is irrevocable (to the fullest extent permitted by Section 212 of the Delaware General Corporation Law). This Proxy shall terminate, and be of no further force and effect, automatically upon the Expiration Date.

Dated: January ___, 1999     Signature of Stockholder:
                                                      -------------------------

                             Print Name of Stockholder:
                                                       -------------------------

                             Shares beneficially owned:

                                        ________ shares of Company Common Stock

                                        ________ shares of Company Series A
                                        Preferred Stock

                                        ________ shares of Company Series B
                                        Preferred Stock

                                        ________ shares of Company Series C
                                        Preferred Stock

                                        ________ shares of Company Common Stock
                                        issuable upon exercise of outstanding
                                        options and warrants



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